Litigations Settlement (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Mar. 31, 2013
Loss Contingency [Abstract]
Gain contingency, unrecorded amount	$ 5
Loss contingency, settlement agreement, terms	AMERCO paid none of plaintiffs' attorneys' fees or costs. In return, AMERCO released plaintiffs from further related litigation based on plaintiffs conduct in this litigation. Moreover, Paul Shoen, Alan Kahn, Grover Wickersham and numerous individuals and entities related to Paul Shoen and Grover Wickersham agreed to sell all of their AMERCO securities in the open market and not sue AMERCO or any of the other defendants for 20 year.
Restriction on future litigation	20 years 0 months 0 days